UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2004

SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 616-4000
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 7.                             FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit:

99.01                     Press release dated April 1, 2004 revising the Registrant’s financial outlook for the quarter ended March 31, 2004.

ITEM 12.                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information contained in this Item 12 and the exhibit hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended.  The information contained in this report shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

On April 1, 2004, the Registrant issued a press release revising its financial outlook for the quarter ended March 31, 2004, a copy of which is attached hereto as Exhibit 99.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2004	SILICON IMAGE, INC.

By:	/s/ Robert G. Gargus
Robert G. Gargus
Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title

99.01	Press release dated April 1, 2004 revising the Registrant’s financial outlook for the quarter ended March 31, 2004.